SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 17, 2001



                               MTN HOLDINGS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                      ------------------------------------
                 (State or other jurisdiction of incorporation)


             000-14919                                 222485230
             ----------                                ---------
       (Commission File Number)               (IRS Employer Identification No.)


                  31 West 47th Street, New York, New York 10036
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (212) 594-5111


          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         -------------------------------------

         On October 17, 2001, the Registrant consummated an acquisition of the assets of Dvir & Stoler Enterprises, Inc. ("DS&E"). The transaction was consummated pursuant to an Asset Purchase Agreement, dated as of August 23, 2001 (the "Agreement"), by and between the Registrant and DS&E. DS&E is engaged in the business of first level refining of small pieces and particles of gold, silver and platinum alloys resulting from the manufacture of jewelry in order to remove foreign materials and other impurities. Pursuant to the Agreement, the Registrant acquired the assets of DS&E, which included equipment, customer and vendor lists and other property used in and relating to the business, including, without limitation, service and equipment rental agreements (the "Assets"). The aggregate purchase price for the Assets was one million dollars ($1,000,000), which is payable as follows: (i) $25,000 simultaneously with the execution of the Agreement, (ii) $975,000 at closing payable as follows: (a) $475,000 by wire transfer, certified or bank check; and (b) $500,000 in the form of a promissory note, at an interest rate of 7 1/2 % per annum. The Purchase Price was funded from the issuance of 8% Redeemable Convertible Debentures by the Registrant to Venice Holdings, LLC, Rock Solid Group, LLC and HLKT Holdings, LLC. Payment of the promissory note has been secured by a security agreement entered into by the Registrant creating a first priority security interest and superior lien in favor of DS&E with respect to the Assets and accounts receivable created by the Registrant after the closing with respect to the business and inventory.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         (a)        Financial statements of business acquired.
                    ------------------------------------------

                    Audited financial statements relating to the acquisition will be filed by amendment within 60 days of the date this Report must be filed.

         (b)        Pro forma financial statements.
                    -------------------------------

                    Pro forma financial statements relating to the acquisition will be filed by amendment within 60 days of the date this Report must be filed.

         (c)        Exhibits.
                    ---------

                      Exhibit
                        No.                        Description
                        ---                        -----------

                       10.1 Asset Purchase Agreement dated August 23, 2001, by and among MTN Holdings, Inc. and Dvir & Stoler Enterprises, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2001

                                       MTN HOLDINGS, INC.


                                       By: /s/ Mordechai Spiegel
                                           ------------------------------------
                                           Name:  Mordechai Spiegel
                                           Title: President and Chief Executive
                                                  Officer